UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a -12

VOICE MOBILITY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VOICE MOBILITY INTERNATIONAL, INC.
Suite 107 – 645 Fort Street
Victoria, British Columbia
Canada V8W 1G2

CONSENT SOLICITATION STATEMENT

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

The board of directors of Voice Mobility International, Inc. (“we”, “us”, and “our”) is soliciting your consent on behalf of our company to approve a resolution to amend our Articles of Incorporation (the “Amendment”) by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of common shares issuable by our company from 100,000,000 common shares to 200,000,000 common shares, as more particularly described in the Proxy Statement previously mailed to you and filed on EDGAR on October 12, 2010 (the “Proxy Statement”). The Proxy Statement is also available on our website at www.voicemobility.com/wp-content/uploads/2010/11/VOICE-MOBILITY-AGM-2010-Definitive-Schedule-14A.pdf.

In connection with the filing of all our outstanding disclosure documents in Canada, we were required under Canadian securities law to hold an annual meeting on November 12, 2010. At that meeting, we also requested the approval of the Amendment. While over 99% of the stockholders who voted at the meeting voted in favour of the Amendment, under Nevada corporate law we require the approval of stockholders holding a majority of our issued and outstanding common shares to vote in favour of the amendment. At the meeting, we received the votes of stockholders holding 26% of our issued and outstanding common shares. We are now soliciting your approval of this amendment by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A form of written consent is enclosed for your use.

Your attention is directed to the Proxy Statement which provides the details of the Amendment.

This consent solicitation statement and accompanying form of written consent is being sent to our stockholders on or about October 5, 2010 (the “Record Date”). Only the stockholders of record on the Record Date are entitled to give the written consents for the Amendment.

The written consents of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date are required to approve the Amendment.

Our board of directors unanimously recommends that you consent to the Amendment. The Amendment will be approved by our stockholders when we have received written consents to the Amendment from our stockholders representing a majority of the voting power of our outstanding common stock. If you approve the Amendment, please mark the enclosed written consent form to vote “For” the Amendment, and complete, date, sign and return your written consent as follows.

If you are a stockholder of record and wish to send your written consent, you must complete the attached written consent and mail it to the following address:

Computershare – Proxy Department
9th Floor, 100 University Avenue
Toronto, Ontario, M5J 2Y1

If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank, or other nominee or contact your broker, bank, or other nominee for the information on how to send your written consents.

Question and Answers about This Consent Solicitation

Why am I receiving these materials?

We are asking our stockholders to approve the following proposal by written consents:

1.	Approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000 (the “Amendment”).

The full text of the Certificate of Amendment is attached to the Proxy Statement as Schedule A.

In connection with our filing of all outstanding disclosure documents in Canada, we were required by Section 3.1(5) of National Policy 12-202 – Revocation of a Compliance-related Cease Trade Order and an undertaking we gave to the Ontario Securities Commission to hold an annual meeting within three months of the date our Canadian cease-trade orders were revoked. The Ontario Securities Commission revoked its cease trade order on August 13, 2010 and hence we were required to hold an annual meeting by November 13, 2010. At our meeting on November 12, 2010, we requested the approval of the Amendment. While over 99% of the stockholders who voted at the meeting voted in favour of the Amendment, under Nevada corporate law we require the approval of stockholders holding a majority of our issued and outstanding shares. At the meeting, we received the votes of stockholders holding 26% of our issued and outstanding common shares.

We are now soliciting your approval of the Amendment by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner.

What is included in these materials?

These materials include:

  this consent solicitation statement; and

  the written consent form.

Important Notice Regarding the Availability of Materials for This Consent Solicitation

This consent solicitation statement, the written consent form, and the Proxy Statement are available at: http://voicemobility.com/wp-content/uploads/2010/11/VOICE-MOBILITY-AGM-2010-Definitive-Schedule-14A.pdf.

What do I need to do now?

We urge you to carefully read and consider the information contained in this consent solicitation statement and the Proxy Statement. We request that you send your written consent to the Amendment.

Who can give the written consents?

As of the Record Date, 67,271,845 shares of our common stock were issued and outstanding and, therefore, a total of 67,271,845 votes are entitled to be given by written consents.

How do I send my written consent?

If you are a stockholder of record and wish to send your written consent, you must complete the attached written consent and mail it to the following address:

Computershare – Proxy Department
9th Floor, 100 University Avenue
Toronto, Ontario, M5J 2Y1

If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank, or other nominee or contact your broker, bank, or other nominee for the information on how to send your written consents.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

What vote is required for the approval of a proposal?

The Amendment will be approved by our stockholders if we receive the written consents of our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date, or written consents representing at least 33,635,922 shares of our common stock.

How are votes counted?

A written consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for the proposal. A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote against the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares.

When is the approval of a proposal effective?

The approval of our stockholders of each proposal is effective when we receive the written consents to the proposal from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote “For” the approval of the Amendment.

Can I revoke my written consent after sending it?

Yes. A written consent, once dated, signed and delivered to us, will remain effective unless and until revoked by a written notice of revocation dated, signed and delivered to us before the time that we have received written consents to the Amendment from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. Please send your notice of revocation via same facsimile number or by the same mailing address that you would send your written consent, as disclosed elsewhere in this consent solicitation statement.

Do I have the rights of appraisal or similar rights of dissenters with respect to the Amendment?

No. Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with the rights of appraisal or similar rights of dissenters with respect to the Amendment.

Who pays for the expense of this consent solicitation?

We will pay for the expense of soliciting the written consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of written consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our director, officer, or regular employees. These individuals will receive no additional compensation for such services.

BY ORDER OF THE BOARD OF DIRECTORS
By:

/s/ Jay Hutton
Jay Hutton
Chief Executive Officer
Dated: November 23, 2010

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS
OF VOICE MOBILITY INTERNATIONAL, INC.

This written consent is solicited on behalf of the board of directors of Voice Mobility International, Inc. When properly executed, shares represented by this written consent will be voted as designated by the undersigned.

The undersigned hereby acknowledges receipt of the consent solicitation statement (the “Consent Solicitation Statement”) of Voice Mobility International, Inc. (the “Company”) dated November 23, 2010, and the Proxy Statement dated October 8, 2010 and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, the number of shares of common stock of the Company indicated below held by the undersigned for the following resolution:

1.

The increase in the authorized capital of Voice Mobility International, Inc. (the “Company”) from 100,000,000 shares of common stock to 200,000,000 shares of common stock (the “Amendment”) be and is hereby approved.

2.	The preparation and filing of a Certificate of Amendment to the articles of incorporation of the Company be and is hereby approved.

3.

Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Nevada Secretary of State.

4.

Notwithstanding the foregoing, the Board of Directors of the Company shall have sole and complete discretion to determine whether or not to carry out the increase in authorized capital and, notwithstanding shareholder approval of the proposed increase in authorized capital, there shall be no obligation to proceed with such increase in authorized capital.

For	Against	Abstain
[ ]	[ ]	[ ]

The Board of Directors of the Company recommends a vote “For” the proposal.

The undersigned represents that the undersigned owns the following number of shares of common stock of the Company (please insert number of shares): _________________. The undersigned is consenting with respect to the following number of shares of common stock of the Company (please insert number of shares): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:

Stockholder Name (printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):